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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 March 28, 2006

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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


              000-50421                                 06-1672840
      (Commission File Number)               (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On March 28, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Conn's, Inc. (the "Company") adopted a cash bonus program for the 2007 fiscal year. The Company's named executive officers, as well as certain other executive officers and certain employees, are eligible to participate in the 2007 bonus program. Below is a description of the 2007 bonus program, as adopted by the Compensation Committee.

     The purpose of the 2007 bonus program is to promote the interests of the Company and its stockholders by providing key employees with financial rewards upon achievement of specified business objectives, as well as help the Company attract and retain key employees by providing attractive compensation opportunities linked to performance results.

     The Company has established three bonus levels for its 2007 bonus program:
Level 1, Level 2 and Level 3. Each of the levels represent the attainment by the Company of certain operating pre-tax profit (excluding charges to the Company for options and other share-based compensation) targets established by the Compensation Committee (each, a "Profit Goal"). If the Company does not achieve the Level 1 Profit Goal, no bonus will be paid to any named executive officer, other executive officer or employee pursuant to the 2007 bonus program. The bonuses that may become distributable based upon the Company's achievement of the Level 1 through Level 3 Profit Goals will be distributed by the Chief Executive Officer with approval from the Compensation Committee.

     The Company's Chief Executive Officer will receive a bonus under the 2007 bonus program that varies based upon achievement by the Company of the Level 1 through Level 3 Profit Goals. The Level 1 bonus amount for the Chief Executive Officer was established based upon the Compensation Committee's independent evaluation of his relative effect on the Company's performance. The Level 2 bonus is 20% greater than the Level 1 bonus, the Level 3 bonus is 50% greater than the Level 1 bonus.

     The Company's named executive officers (excluding the Chief Executive Officer), certain other executive officers and certain employees (each a "Participant" and collectively, the "Participants") will also receive a bonus under the 2007 bonus program that varies based upon achievement by the Company of the Level 1 through Level 3 Profit Goals. The Level 1 bonus amount for each Participant was established based upon the Compensation Committee's independent evaluation of his or her relative effect on the Company's performance. The Level 2 bonus is generally 41% greater than the Level 1 bonus and the Level 3 bonus is 100% greater than the Level 1 bonus.

     In addition, the Company has established a contingency bonus pool under the 2007 bonus program that varies based upon the Company's achievement of the Level 1 through Level 3 Profit Goals and additional funds which may accrue for exceptional performance beyond the Level 3 Profit Goal. The contingency bonus pool will be distributed at the discretion of the Chairman and Chief Executive Officer with approval from the Compensation Committee.


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     Payment of bonuses (if any) is normally made in February after the end of the performance period during which the bonuses were earned. In order to be eligible for a bonus under the 2007 bonus program, eligible participants must be employed through the end of fiscal year ending January 31, 2007. Bonuses normally will be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.


Item 2.02  Results of Operations and Financial Condition.

     On March 30, 2006, the Company issued a press release announcing earnings for the fiscal year ended January 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.


Item 5.02  Appointment of Principal Officer.

     On May 28, 2006, our Board of Directors took the following actions, to be effective April 1, 2006:

     1. Expanded the number of members of our board of directors to nine, and appointed Dr. William C. Nylin, Jr., who is 63 years old, to the board as Executive Vice Chairman of our Board of Directors. Dr. Nylin will continue as our Chief Operating Officer. Dr. Nylin has served as our President and Chief Operating Officer since 1995. He was a member of our Board commencing in 1993, and remained a member until September 2003, when the Company became a publicly held entity. In addition to performing responsibilities as President and Chief Operating Officer, he has direct responsibility for credit granting and collections, information technology, human resources, distribution, service and training. From 1984 to 1995, Dr. Nylin held several executive management positions, including Deputy Chancellor and Executive Vice President of Finance and Operation at Lamar University in Beaumont, Texas. Dr. Nylin obtained his B.S. degree in mathematics from Lamar University, and holds both a masters and doctorate degree in computer sciences from Purdue University. He has also completed a post-graduate program at Harvard University. Dr Nylin continues to be employed by us under the terms of his current employment agreement with us.

     2. Appointed Timothy L. Frank as our President. Mr. Frank, who is 38 years old, has served as our Senior Vice President - Retail since May 2005. He joined us in September 1995 and has served in various roles throughout our Company, including Director of Advertising, Director of Credit, Director of Legal Collections, Director of Direct Marketing, and as Vice President of Special Projects. Prior to joining our Company, Mr. Frank served in various marketing positions with a nationally known marketing consulting company. Mr. Frank holds a BS in Liberal Arts from Texas A & M University and an MBA in Marketing from the University of North Texas. Mr. Frank has also completed a post-graduate program at Harvard University. Mr. Frank is the son of Thomas J. Frank, Sr., our Chief Executive Officer and Chairman of our Board of Directors. We do not have an employment agreement with Mr. Frank. Mr. Frank will be eligible for bonuses under the terms approved by the compensation committee of the board and other benefits provided to our executive officers.

     3. Appointed David W. Trahan as our Senior Vice President - Retail. Mr. Trahan, who is 45 years old, has served as our Senior Vice President - Merchandising since October 2001. He joined us in1986 and has served in various capacities, including sales, store operations and merchandising. He has been directly responsible for our merchandising and product purchasing functions, as well as product display and pricing operations, for the last five years. Mr. Trahan has completed special study programs at Harvard University, Rice University and Lamar University. We do not have an employment agreement with Mr. Trahan. Mr. Trahan continues to be eligible for bonuses under the terms approved by the compensation committee of the board and other benefits provided to our executive officers.


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On March 30, 2006, the Company issued a press release announcing these changes.
A copy of the press release is furnished herewith as Exhibit 99.2, and is incorporated herein by reference.


Item 9.01(c) Exhibits.

Exhibit 99.1   Press Release, dated March 30, 2006, January 31, 2006 Earnings

Exhibit 99.2 Press Release, dated March 30, 2006, Appointment of Director and Principal Officers

     All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONN'S, INC.


Date: March 30, 2006                       By:  /s/ David L. Rogers
                                                --------------------------------
                                                David L. Rogers
                                                Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.            Description
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99.1                   Press Release, dated March 30, 2006, January 31, 2006
                       Earnings

99.2 Press Release, dated March 30, 2006, Appointment of Director and Principal Officers


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